WCI Communities Second Quarter 2016 Earnings Conference Call July 27, 2016 Exhibit 99.2

Disclosure Statement This presentation contains forward-looking statements. All statements that are not statements of historical fact, including statements about the Company’s beliefs and expectations, are forward-looking statements within the meaning of the federal securities laws and should be evaluated as such. Forward-looking statements include information concerning the Company’s expectations about future goals, expected growth, market conditions and outlook (including the estimates, forecasts, statements and projections relating to Florida or national markets prepared by John Burns Real Estate Consulting, LLC), expected liquidity, income taxes and possible or assumed future results of operations, and descriptions of its business plans and strategies. These forward-looking statements may be identified by the use of such forward-looking terminology, including the terms “believe,” “estimate,” “project,” “anticipate,” “expect,” “seek,” “predict,” “contemplate,” “continue,” “possible,” “intend,” “may,” “might,” “will,” “could,” “would,” “should,” “forecast,” or “assume” or, in each case, their negative, or other variations or comparable terminology.     For information concerning important factors that could cause actual results to differ materially from those contained in the forward-looking statements, please refer to the Company’s “Risk Factors” in Item 1A of Part I of our Annual Report on Form 10-K for the year ended December 31, 2015 that was filed by the Company with the Securities and Exchange Commission on February 22, 2016 and elsewhere therein and subsequent filings by the Company. As you read and consider this presentation, you should understand that the forward-looking statements are not guarantees of performance or results. The forward-looking statements and projections are subject to and involve risks, uncertainties and assumptions and you should not place undue reliance on these forward-looking statements or projections. Although the Company believes that these forward-looking statements and projections are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect the Company’s actual financial results or results of operations and could cause actual results to differ materially from those expressed or implied in the forward-looking statements and projections. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. If the Company does update one or more forward-looking statement, there should be no inference that it will make additional updates with respect to those or its other forward-looking statements.   In addition to the financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this presentation contains the non-GAAP financial measures EBITDA, Adjusted EBITDA, Adjusted gross margin from homes delivered and net debt to net capitalization.  The reasons for the use of these measures, a reconciliation of these measures to the most directly comparable GAAP measures and other information relating to these measures are included in the appendix to this presentation.

Loan to Value Percentage (“LTV”) – 1H16 Deliveries WCI Communities at a Glance Lifestyle community developer and luxury homebuilder throughout Florida Target move-up, second-home and active adult customers High average selling prices - $431,000 on YTD deliveries High proportion of cash buyers – 47% of YTD deliveries Low cancellation rate – 6.3% YTD Approximately 14,200 home sites owned or controlled Conservative balance sheet with $88 million of cash Complementary Real Estate Services (“RES”) and Amenities businesses Buyer Profile with Low Reliance on Financing

Compelling Florida Real Estate Market Leading growth state (1) Job growth rate of 3.0%; higher than national average of 1.7% Unemployment rate of 4.7% YTD 2016 Florida building permits (2) Second highest in the U.S. 4.4% higher than prior year Resale statistics (3) 2Q16 closings even with 2Q15 55th consecutive month median sales prices increased year-over-year 4.3 months supply of inventory for single-family homes as of June 2016 Single-family median price up 11% over June 2015 Multi-family median price up 9% over June 2015 Florida Department of Economic Opportunity U.S. Census Bureau; data as of May 2016 Florida Realtors ® Florida Annual Permit Activity (2) U.S. Age 65+ Population by Decade of Birth

2Q16 Homebuilding Overview Homebuilding revenues up 14.2% to $132.0 million Deliveries up 26.3% to 307 homes Gross margin of 24.8%(1); Adjusted gross margin of 27.5%(1) Average selling price in backlog up 10.9% to $520,000 New orders Average selling price per new order of $454,000, up 5.8% Contract value of new orders down 5.3% to $121.8 million Deliveries Trend New Orders Trend Note: All comparisons are to 2Q15 New Order Contract Value & ASP $ in thousands Gross margin measures are presented a percentage of revenues from homes delivered; See reconciliation to GAAP financial measure in the appendix

2Q16 Real Estate Services Overview RES Revenues Brokerage Transactions Brokerage ASP Brokerage revenues increased 4.0% Brokerage average home selling price up 6.9% to $342,000 Brokerage transactions decreased 1.4% Title revenues increased 11.7% Total revenues increased 4.5% Total gross margin of $1.6 million RES Gross Margin Note: All comparisons are to 2Q15 ($ in thousands) ($ in thousands) ($ in thousands)

Executing on the WCI Growth Strategy Increasing total revenue; 31% CAGR from 1H13 Continued Homebuilding gross margin strength even as legacy land deliveries decline Sustained SG&A leverage improvement Positioned to capitalize on the long-term growth across Florida Gross margin measures are presented a percentage of revenues from homes delivered; See reconciliation to GAAP financial measure in the appendix Measured as a percentage of Homebuilding revenues Measured as a percentage of total revenues; See reconciliation to GAAP financial measure in the appendix Revenues ($ in millions) Adjusted EBITDA (3) SG&A % (2) Adjusted GM % (1) ($ in millions) Note: Totals may not foot due to rounding

Land Portfolio Positioned for Growth High quality land positions in land-constrained markets Land portfolio totals approximately 14,200 owned or controlled home sites; up 6% from 2Q15 58% owned / 42% optioned Closed on 870 home sites in Viera, FL Added ~200 home site controlled position in Bradenton, FL Approximately 3,800 legacy (subject to fresh start accounting) home sites remain Owned or Controlled Home Sites

Selected Operating Results

Conservative Balance Sheet Balance sheet positioned to execute the growth strategy Invested approximately $58 million in 1H16 for land and land development Amended and extended secured revolving credit facility in 2Q16 Increased to $20 million Extended term to February 2019 Currently undrawn Complements $115 million undrawn unsecured revolving credit facility Embedded value in the balance sheet As of June 30, 2016, available liquidity includes $115.0 million of borrowing capacity under a four-year unsecured revolving credit facility and $18.4 million of borrowing capacity under a secured revolving credit facility. Debt to capital is computed by dividing the net carrying value of our debt obligations, as reported on our consolidated balance sheets, by total capital as calculated above. Net debt represents the principal amount of our outstanding debt obligations, less cash and cash equivalents; net capitalization represents net debt plus total equity.

Key Takeaways Florida real estate market remains healthy with strong long-term fundamentals Continued focus on move-up, second-home and active adult customer segments Positioned for sustained growth Actively pursuing land acquisition opportunities Conservative balance sheet with liquidity and flexibility for growth Embedded value in the balance sheet Talented team with multi-cycle experience

Appendix

Reconciliation of Non-GAAP Financial Measures In addition to the results reported in accordance with U.S. generally accepted accounting principles (“GAAP”), we have provided information in this presentation relating to adjusted gross margin from homes delivered, EBITDA and Adjusted EBITDA (both such terms are defined below), and net debt to net capitalization. Our GAAP-based measures can be found in our unaudited consolidated financial statements in Item 1 of Part I of the Quarterly Report on Form 10-Q for the quarter ended June 30, 2016 that we plan to file with the Securities and Exchange Commission on or before August 3, 2016. The presentation of historical non-GAAP measures herein does not reflect or endorse any forecast of future financial performance. Adjusted Gross Margin from Homes Delivered We subtract the gross margin from land and home sites sales, if any, from Homebuilding gross margin to arrive at gross margin from homes delivered. We then add back asset impairments, if any, and capitalized interest in cost of sales to gross margin from homes delivered to arrive at adjusted gross margin from homes delivered. Management uses adjusted gross margin from homes delivered to evaluate operating performance in our Homebuilding segment and make strategic decisions regarding sales price, construction and development pace, product mix and other operating decisions. We believe that adjusted gross margin from homes delivered is (i) meaningful because it eliminates the impact that our indebtedness and asset impairments have on gross margin and (ii) relevant and useful to shareholders, investors and other interested parties for evaluating our comparative operating performance from period to period and among companies within the homebuilding industry as it is reflective of overall profitability during any given reporting period. However, this measure is considered a non-GAAP financial measure and should be considered in addition to, rather than as a substitute for, the comparable GAAP financial measures when evaluating our operating performance. Although other companies in the homebuilding industry report similar information, they may calculate this measure differently than we do and, therefore, it may not be comparable. We urge shareholders, investors and other interested parties to understand the methods used by other companies in the homebuilding industry to calculate gross margins and any adjustments to such amounts before comparing our measures to those of such other companies. The table below reconciles adjusted gross margin from homes delivered to the most directly comparable GAAP financial measure, Homebuilding gross margin, for the periods presented herein.

Reconciliation of Non-GAAP Financial Measures (continued) EBITDA and Adjusted EBITDA Adjusted EBITDA measures performance by adjusting net income (loss) attributable to common shareholders of WCI Communities, Inc. to exclude, if any, interest expense, capitalized interest in cost of sales, income taxes, depreciation (‘‘EBITDA’’), income (loss) from discontinued operations, other income, stock-based compensation expense, asset impairments and expenses related to early repayment of debt. We believe that the presentation of Adjusted EBITDA provides useful information to shareholders, investors and other interested parties regarding our results of operations because it assists those parties and us when analyzing and benchmarking the performance and value of our business. We also believe that Adjusted EBITDA is useful as a measure of comparative operating performance from period to period and among companies in the homebuilding industry as it is reflective of changes in pricing decisions, cost controls and other factors that affect operating performance. Furthermore, Adjusted EBITDA eliminates the effects of our capital structure (such as interest expense), asset base (primarily depreciation), items outside of our control (primarily income taxes) and the volatility related to the timing and extent of non-operating activities (such as discontinued operations and asset impairments). Accordingly, we believe that this measure is useful for comparing general operating performance from period to period. Other companies in our industry may define Adjusted EBITDA differently and, as a result, our measure of Adjusted EBITDA may not be directly comparable. Although we use EBITDA and Adjusted EBITDA as financial measures to assess the performance of our business, the use of such EBITDA-based measures is limited because they do not include certain material costs, such as interest and income taxes, necessary to operate our business. EBITDA and Adjusted EBITDA should be considered in addition to, and not as substitutes for, net income (loss) in accordance with GAAP as a measure of our performance. Our presentation of EBITDA and Adjusted EBITDA should not be construed as an indication that our future results will be unaffected by unusual or nonrecurring items. Our EBITDA-based measures have limitations as analytical tools and, therefore, shareholders, investors and other interested parties should not consider them in isolation or as substitutes for analyses of our results as reported under GAAP. Some such limitations are: they do not reflect the impact of earnings or charges resulting from matters that we consider not to be indicative of our ongoing operations; they are not adjusted for all non-cash income or expense items that are reflected in our consolidated statements of cash flows; they do not reflect the interest that is necessary to service our debt; and other companies in our industry may calculate these measures differently than we do, thereby limiting their usefulness as comparative measures.  Because of these limitations, our EBITDA-based measures are not intended to be alternatives to net income (loss), indicators of our operating performance, alternatives to any other measure of performance under GAAP or alternatives to cash flow provided by (used in) operating activities as measures of liquidity. Shareholders, investors and other interested parties should therefore not place undue reliance on our EBITDA-based measures or ratios calculated using those measures.

Reconciliation of Non-GAAP Financial Measures (continued) EBITDA and Adjusted EBITDA (continued) The table below reconciles EBITDA and Adjusted EBITDA to the most directly comparable GAAP financial measure, net income attributable to common shareholders of WCI Communities, Inc., for the periods presented herein. Represents capitalized interest expensed in cost of sales on home deliveries and land and home site sales. Represents a reduction in income available to common shareholders of WCI Communities, Inc. during the six months ended June 30, 2013 pertaining to a payment of $0.7 million that we made in April 2013 to purchase the one outstanding share of our Series B preferred stock. In accordance with Accounting Standards Codification 260, Earnings Per Share, paragraph 10-S99-2, the difference between the consideration transferred to our preferred stock shareholder and the corresponding book value has been characterized as a preferred stock dividend in the Company’s unaudited consolidated statements of operations and deducted from net income to arrive at net income attributable to common shareholders of WCI Communities, Inc. Represents the expense recorded in the Company’s unaudited consolidated statements of operations related to its stock-based compensation plans.

Reconciliation of Non-GAAP Financial Measures (continued) Net Debt to Net Capitalization We believe that net debt to net capitalization provides us with useful information regarding our financial position and cash and debt management. It is also a relevant financial measure to help us assess the leverage employed in our operations and it is indicator of our ability to obtain future financing. However, this measure is considered a non-GAAP financial measure and should be considered in addition to, rather than as a substitute for, the comparable GAAP financial measures when evaluating our leverage. By deducting cash and cash equivalents from our outstanding debt, we provide a measure of our debt that considers our cash position. We believe that this approach provides useful information because the ratio of debt to capital does not consider our cash and cash equivalents and we believe that a debt ratio net of cash, such as net debt to net capitalization, provides supplemental information by which our financial position may be considered. Shareholders, investors and other interested parties may also find this information helpful when comparing our leverage to the leverage of other companies in our industry. Although other companies in the homebuilding industry report similar information, they may calculate this measure differently than we do and, therefore, it may not be comparable. We urge shareholders, investors and other interested parties to understand the methods used by other companies in the homebuilding industry to calculate leverage ratios such as net debt to net capitalization, including any adjustments to such amounts, before comparing our measures to those of such other companies. The table below presents the computations of our net debt to net capitalization and reconciles such amounts to the most directly comparable GAAP financial measure, debt to capital. Debt to capital is computed by dividing the net carrying value of our debt obligations, as reported on our consolidated balance sheets, by total capital as calculated above. Net debt to net capitalization is computed by dividing net debt by net capitalization.